UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 24, 2026
Date of Report (Date of earliest event reported)

CHARLES RIVER LABORATORIES INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-15943	06-1397316
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

251 Ballardvale Street
Wilmington, Massachusetts 01887
(Address of Principal Executive Offices) (Zip Code)

781-222-6000
(Registrant’s Telephone Number, including Area Code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	CRL	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01. Regulation FD Disclosure
On September 24, 2026, in connection with its Investor Day, Charles River Laboratories International, Inc. (the “Company”) issued a press release that, among other things, discusses its business strategy, reaffirms its full-year 2026 guidance, and provides its long-term financial targets through 2030. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated by reference herein.

The Company will host its Investor Day beginning at 9:00 a.m. Eastern time today, which will be live webcast and archived on the Company’s Investor Relations website. To access the webcast and corresponding slide presentation, visit http://ir.criver.com. The slide presentation is not incorporated herein by reference.

The information contained in this item and item 9.01, including Exhibit 99.1, is furnished to the Commission, but shall not be deemed “filed” with the Commission for purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”), or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, except as expressly stated in any such filing. Information included on the Company’s website shall not be deemed to be incorporated into this Current Report on Form 8-K.
The statements in the Investor Day press release and related presentation materials which are not historical facts may be forward-looking statements. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date that they are made and which reflect management's current estimates, projections, expectations or beliefs and which involve risks and uncertainties that could cause actual results and outcomes to be materially different. Those risks and uncertainties include, but are not limited to, the ability to execute on, the results, and the impact of the Company’s Pathway to Purpose strategy and related initiatives. Furthermore, these and other risks relating to the Company are set forth in the documents filed by the Company with the Commission, including without limitation, the Risk Factors in the Company’s Annual Report on Form 10-K filed February 18, 2026, as well as the Company’s other filings with the Commission.

ITEM 9.01. Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated September 24, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARLES RIVER LABORATORIES INTERNATIONAL, INC.

Date:	September 24, 2026	By:	/s/ Kerry Dailey
Kerry Dailey Corporate Senior Vice President and Chief Legal Officer